UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022 (May 9, 2022)

EVE HOLDING, INC. (Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Eve Holding, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) to amend the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 13, 2022 (the “Original Form 8-K”) to restate (i) the Audited Combined Financial Statements of the Urban Air Mobility Business of Embraer S.A as of December 31, 2021 and 2020 and for each of three years in the period ended December 31, 2021, (ii) the Unaudited Condensed Consolidated  Financial Statements of EVE UAM, LLC as of March 31, 2022, and for the three months ended March 31, 2022 and 2021, (iii) the unaudited pro forma condensed consolidated financial information and (iv) management’s discussion and analysis of financial condition and results of operations filed therewith. Please see Item 4.02 of the Company’s Current Report on Form 8-K/A filed with the SEC on November 14, 2022 for additional information regarding the restatements. Except as set forth in this Amendment No. 1, the Original Form 8-K is unchanged.

Item 9.01              Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited combined financial statements of the Urban Air Mobility Business of Embraer S.A. as of and for the periods ended December 31, 2021 and December 31, 2020 and the related notes thereto, as restated, are attached as Exhibit 99.2 and are incorporated herein by reference.

The unaudited condensed combined financial statements of EVE UAM, LLC as of March 31, 2022, and for the three months ended March 31, 2022 and 2021 and the related notes thereto, as restated, are attached as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company, as restated, is attached as Exhibit 99.5 and is incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

99.1	Explanatory Note to Exhibit 99.2.

99.2	Audited CombinedFinancialStatements of the Urban Air Mobility Business of Embraer S.A. as of and for the periods ended December 31, 2021 and 2020, as restated.

99.3	Explanatory Note to Exhibit 99.4.

99.4	Unaudited Condensed Consolidated Financial Statements of EVE UAM, LLC as of March 31, 2022, and for the three months ended March 31, 2022 and 2021, as restated.

99.5	Unaudited Pro Forma Consolidated Financial Information as of March 31, 2022, and for the twelve months ended December 31, 2021 and for the three months ended March 31, 2022, as restated.

99.6	Eve’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the twelve months ended December 31, 2021, as restated.

99.7	Eve’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2022 and for the three months ended March 31, 2022 and 2021, as restated.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: December 7, 2022	By:	/s/ Gerard J. DeMuro
		Name:	Gerard J. DeMuro
		Title:	Co-Chief Executive Officer

EVE HOLDING, INC.

Date: December 7, 2022	By:	/s/ André Duarte Stein
		Name:	André Duarte Stein
		Title:	Co-Chief Executive Officer